
Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Sep 30, 1999
Current Due Period Ending                           Oct 31, 1999
Prior Distribution Date                             Oct 14, 1999
Distribution Date                                   Nov 12, 1999
Beginning Trust Principal Receivables           3,995,587,708.41
Average Principal Receivables                   3,995,351,713.30
FC&A Collections (Includes Recoveries)             64,171,880.49
Principal Collections                             125,296,329.28
Additional Balances                                53,039,737.28
Net Principal Collections                          72,256,592.00
Defaulted Amount                                   30,002,479.06
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,884,610.00

Beginning Participation Invested Amount           325,375,627.50
Beginning Participation Unpaid Principal          325,375,627.50
Balance
Ending Participation Invested Amount              317,047,797.61
Ending Participation Unpaid Principal Balance     317,047,797.61

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 325,375,627.50
Numerator for Fixed Allocation                    334,301,082.20
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Applicable Allocation Percentage                         8.1439%
Investor FC&A Collections                           5,226,064.53

Series Participation Interest Default Amount
Numerator for Floating Allocation                 325,375,627.50
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Floating Allocation Percentage                           8.1439%
Series Participation Interest Default Amount        2,443,358.22


Principal Allocation Components
Numerator for Floating Allocation                 325,375,627.50
Numerator for Fixed Allocation                    334,301,082.20
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.8716%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          325,375,627.50
Principal Balance
(e) Actual days in the Interest Period                        29
Series Participation Monthly Interest, [a*d*e]      1,769,229.97

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00


Series Participation Interest Monthly Principal
Available Investor Principal Collections,           8,327,829.89
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       5,884,471.67
or e]
(b) prior to Accelerated Amort. Date or not         5,884,471.67
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.1439%
(d) Net Principal Collections                      72,256,592.00
(e) after Accelerated Amort Date or Early Amort    10,483,857.61
Period, [f*g]
(f) Fixed Allocation Percentage                          8.3673%
(g) Collections of Principal
                                                  125,296,329.28

(h) Minimum Principal Amount, [Min(i,l)]            3,413,403.08
(i)  Floating Allocation Percentage of             10,203,950.66
Principal Collections
(j)  1.8% of the Series Participation Interest      5,856,761.30
Invested Amount
(k) Series Participation Interest Net Default       2,443,358.22
Payment Amount
(l)  the excess of (j) over (k)                     3,413,403.08

(m) Series Participation Interest Net Default       2,443,358.22
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,226,064.53
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,769,229.97
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,443,358.22
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  542,292.71
Excess [Sec. 4.11(a)(vi)]                             471,183.63

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  677,365,916.57

Seller's Interest Percentage                              17.40%


Series 1996-1

Owner Trust Calculations
Due Period                  Oct 31, 1999
Ending

Payment Date                Nov 15, 1999



Calculation of Interest Expense


Index (LIBOR)                  5.406250%

Accrual end date            Nov 15, 1999

Accrual beginning date      Oct 15, 1999

and days in Interest Period           31

                        Class A           Class B    Certificates    Overcoll Amount

Beginning Unpaid 169,125,680.24    113,881,469.63    11,388,146.96    30,980,330.67
Principal
Balance

Previously                 0.00              0.00             0.00
unpaid
interest/yield

Spread to index           0.22%             0.60%            1.00%

Rate (capped at       5.626250%         6.006250%        6.406250%
13%, 15%, 16%)

Interest/Yield       819,384.56        589,000.50        62,822.63
Payable on the
Principal
Balance

Interest on                0.00              0.00             0.00
previously
unpaid
interest/yield

Interest/Yield       819,384.56        589,000.50        62,822.63
Due

Interest/Yield
Paid                 819,384.56        589,000.50        62,822.63

Summary



Beginning
Security Balance 169,125,680.24    113,881,469.63    11,388,146.96    30,980,330.67

Beginning
Adjusted Balance 169,125,680.24    113,881,469.63    11,388,146.96

Principal Paid      4,328,61207      2,914,740.47       291,474.04    860,789.904,328,612.07

Ending Security
Balance          164,797,068.17    110,966,729.16    11,096,672.92     30,187,327.36

Ending Adjusted
Balance          164,797,068.17    110,966,729.16    11,096,672.92

Ending                                                     3.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount


Targeted Balance  164,797,068.17   110,966,729.16     11,096,672.92

Minimum Adjusted                    49,000,000.00      4,900,000.00    13,300,000.00
Balance

Certificate                                            9,607,816.46
Minimum Balance

Ending OC Amount                                                       30,187,327.36
as Holdback
Amount

Ending OC Amount                                                                0.00
as Accelerated
Prin Pmts


Beginning Net              0.00              0.00            0.00               0.00

Charge offs
Reversals                  0.00              0.00            0.00               0.00

Charge offs                0.00              0.00            0.00               0.00

Ending Net                 0.00              0.00            0.00               0.00
Charge Offs


Interest/Yield       $1.2834971        $4.3231095      $2.4679529
Paid per $1000

Principal Paid       $6.7804074       $21.3934322     $11.4503994
per $1000



Series 1996-1  Owner Trust Calculations
Due Period                                           October 1999
Payment Date                                         Nov 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,327,829.89
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           67,786.59

Series Participation Interest Monthly Interest       1,769,229.97

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              819,384.56
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              589,000.50
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          62,822.63
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         4,260,825.48
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          2,914,740.47
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        291,474.04
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            860,789.90
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               67,786.59


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              230,235.69
Certificate - Sec. 3.05(a)(vii)





Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        860,789.90
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            67,786.59
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        793,003.31
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             2,923.97
